ETFS TRUST

(the “Trust”)

ETFS Bloomberg All Commodity Strategy K-1 Free ETF

ETFS Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

ETFS Bloomberg Agriculture Commodity Strategy K-1 Free ETF

ETFS Bloomberg Energy Commodity Strategy K-1 Free ETF

ETFS Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF

(each a “Fund” and together the “Funds”)

Supplement dated September 21, 2018 (“Supplement”)

to the currently effective Statement of Additional Information

(“SAI”) for the Funds

This Supplement provides new and additional information beyond that contained in the SAI for the Funds and should be read in conjunction with the SAI.

Election of Trust Officers

At the meeting of the Board held on September 12, 2018, the Board elected Trust officers.

Accordingly, the table in the SAI titled “Officers of the Trust,” included under “Members of the Board and Officers of the Trust” in the section titled “Management of the Trust,” is hereby deleted in its entirety and replaced with the below table.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers of the Trust
Bev Hendry(4) (1953)	President and Trustee	Since 2018	See description in the “Interested Trustee” table.
Steven Dunn(4) (1969)	Vice President	Since 2018	Currently, Head of Exchange Traded Funds for Aberdeen Standard Investments. Previously, Executive Director, Head of U.S. for ETF Securities since September of 2015. Prior to joining ETF Securities, Mr. Dunn was a Director at Deutsche Bank in the ETF business.
Alan Goodson(4) (1974)	Vice President	Since 2018	Currently, Head of Product — Americas for Aberdeen Standard Investments. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen Standard Investments in 2000.
Andrea Melia(4) (1969)	Principal Financial Officer & Treasurer	Since 2018	Currently, Head of Fund Operations Traditional Assets — Americas for Aberdeen Standard Investments. Ms. Melia is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen Standard Investments in September 2009.
Lucia Sitar(4) (1971)	Vice President	Since 2018	Currently, Managing U.S. Counsel for Aberdeen Standard Investments. Ms. Sitar is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen Standard Investments in July 2007.

Adam Rezak(4) (1969)	Chief Compliance Officer and Vice President	Since 2014

Currently, Chief Compliance Officer - ETFs for Aberdeen Standard Investments. Previously, Chief Compliance Officer of ETF Securities Advisors LLC, since July 2014. Prior to joining ETF Securities Advisors LLC, Mr. Rezak was Chief Compliance Officer of Guggenheim Partners from October 2007 to December 2013.

Brian Kordeck(4) (1978)	Assistant Treasurer	Since 2018	Currently, Senior Fund Administration Manager for Aberdeen Standard Investments. Mr. Kordeck joined Aberdeen Standard Investments in 2013.
Megan Kennedy(4) (1974)	Secretary and Vice President	Since 2018	Currently, Head of Product Management for Aberdeen Standard Investments. Ms. Kennedy joined Aberdeen Standard Investments in 2005.
Stephen Varga(4) (1985)	Assistant Secretary	Since 2018	Currently, Product Manager for Aberdeen Standard Investments. Mr. Varga joined Aberdeen Standard Investments in 2011.
JoAnn Carter(4) (1964)	Assistant Secretary	Since 2017	Currently, Assistant Vice President of JPMorgan Chase Bank, N.A., since August 2013. Prior to joining JPMorgan Chase Bank, Ms. Carter was a Senior Associate at BNY Mellon from 2011 to 2013.

(4)

Elected by and serves at the pleasure of the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE